UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2012

PhotoMedex, Inc.

(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

1.  On October 15, 2012, PhotoMedex, Inc. (the “Company”) issued a press release entitled “NO!NO! HAIR EXCEEDS EXPECTATIONS ON QVC UK WEEKEND FEATURE PROGRAM, SELLING NEARLY 9,000 UNITS,” announcing that the no!no! Hair exceeded QVC UK sales expectations for its feature on October 6th & 7th as Todays’ Special Value (TSV).  A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d) EXHIBITS.

99.1      Press Release dated October 15, 2012 issued by PhotoMedex, Inc.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date:	October 17, 2012	By:	/s/ Dennis M. McGrath
Dennis M. McGrath
President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	NO!NO! HAIR EXCEEDS EXPECTATIONS ON QVC UK WEEKEND FEATURE PROGRAM, SELLING NEARLY 9,000 UNITS, dated October 15, 2012